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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of report : May 14, 2003
                 (Date of earliest event reported): May 5, 2003


                          El Paso Energy Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)




            Delaware                    1-11680                76-0396023
   (State or Other Jurisdiction       (Commission            (IRS Employer
         of Incorporation)            File Number)         Identification No.)



                                El Paso Building
                                 1001 Louisiana
                              Houston, Texas 77002
               (Address of Principal Executive Offices) (Zip Code)




       Registrant's telephone number, including area code: (713) 420-2131


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Item 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         Pursuant to our Independence Initiatives announced earlier this year, our general partner has been reorganized into GulfTerra Energy Company, L.L.C., a Delaware limited liability company (the "New GP"). The New GP, a wholly-owned indirect subsidiary of El Paso Corporation, is a single-purpose entity whose sole purpose is to own our general partner interest and manage our business. The New GP has:

         o        no material assets other than its interest in us;

         o no material operations other than those relating to our operations;

         o no material debt or other obligations, other than those owed to us or our creditors;

         o no material liens other than those securing obligations owed to us or our creditors; and

         o        no employees.

In connection with this reorganization, the New GP has entered into a general and administrative services agreement, which is attached as an exhibit to this Current Report on Form 8-K, substantially identical to the general and administrative services agreement to which our previous general partner was party.

         Additionally, effective at 8:00 a.m., Houston, Texas time on May 5, 2003, our previous general partner amended our limited partnership agreement (i) to require unanimous approval by our general partner's board of directors before we voluntarily enter into bankruptcy or similar proceedings and (ii) to exclude voting units held by our general partner and any of its affiliates from any vote of our limited partners relating to the removal of our general partner. The amendment to our limited partnership agreement is attached as an exhibit to this Current Report on Form 8-K.

Item 7.         FINANCIAL STATEMENTS AND EXHIBITS

                (c)    Exhibits.

                Each exhibit identified below is filed as part of this report. Exhibits included in this filing are designated by an asterisk.


Exhibit No.         Description
-----------     ----------------------------------------------------------------
3.B.2*          Second Amendment dated May 5, 2003 to the Second Amended and
                Restated Agreement of Limited Partnership.

10.A* General and Administrative Services Agreement dated May 5, 2003 by and among DeepTech International Inc., GulfTerra Energy
                Company, L.L.C. and El Paso Field Services, L.P.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EL PASO ENERGY PARTNERS, L.P.,
                                         (Registrant)

         Date:  May 12, 2003              By: /s/ Keith Forman
                                             -----------------------------
                                             Keith Forman
                                             Vice President & Chief
                                             Financial Officer


















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                                  EXHIBIT INDEX

                  Each exhibit identified below is filed as part of this report. Exhibits included in this filing are designated by an asterisk.

Exhibit No.         Description
-----------      ---------------------------------------------------------------
3.B.2*           Second Amendment dated May 5, 2003 to the Second Amended and
                 Restated Agreement of Limited Partnership.

10.A* General and Administrative Services Agreement dated May 5, 2003 by and between DeepTech International Inc., GulfTerra Energy
                 Company and El Paso Field Services, L.P.